SCHEDULE 14A
                                (Rule 14a -101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-3006

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant                      [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [ ]  Confidential. For Use of the
[ ]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                            JOHN HANCOCK BOND TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                            JOHN HANCOCK BOND TRUST
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

Dear Fellow Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the John Hancock High Yield Bond Fund.

Many of the High Yield Bond Fund's current investment restrictions, which were adopted at the Fund's inception in October 1987, reflect regulatory conditions that are no longer in effect. Many of these restrictions were formerly required by state securities commissions, but the requirements were eliminated by the National Securities Markets Improvement Act of 1996. The Securities and Exchange Commission ("SEC") has changed its position on others.

After careful consideration, your Fund's Trustees have unanimously agreed that modernizing the High Yield Bond Fund's fundamental investment restrictions will benefit all shareholders by providing a clearer and more concise set of restrictions that reflect the current legal and investment environment. The proposed changes are detailed in the enclosed proxy statement, and the rationale for these changes is summarized in the questions and answers on the following page. I suggest you read both thoroughly before voting.

                        No Change in Investment Strategy

It is important to note that the adoption of these simplified investment restrictions will in no way alter the John Hancock High Yield Bond Fund's objective of maximizing current income without assuming undue risk. Also, while the range of available investment opportunities and techniques may expand as a result of these amendments, the portfolio management team currently has no intention of changing its investment approach.

Your Vote Makes a Difference!
No matter what the size of your investment may be, your vote is critical. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings at your Fund's expense. For your convenience, we have provided a postage-paid envelope.

If you have any questions or need  additional  information,  please contact your
investment   professional  or  call  your  Customer  Service  Representative  at
1-800-225-5291, Monday through Friday between 8:00 A.M and 8:00 P.M.
Eastern Time. I thank you for your prompt vote on this matter.

                                            Sincerely,


                                            Edward  J. Boudreau, Jr.
                                            Chairman and CEO

                 Q: What is the purpose of the proposed changes?


A: Many of your Fund's current investment restrictions reflect regulatory conditions that are no longer in effect. The proposed changes to your Fund include eliminating these obsolete restrictions on issues such as oil or gas exploration investments. The proposal also calls for amending investment restrictions to reflect the Securities and Exchange Commission's current position on issues such as underwriting, loans, and diversification requirements. In addition the proposal seeks to re-designate certain fundamental investment restrictions as non-fundamental. These include prohibiting the purchase of securities on margin and investing in companies for the purpose of exercising control. Adopting these changes should not affect the way your fund is managed, but will give it a set of investment restrictions that reflect the current legal and investment environment.


               Q: What is a "fundamental" investment restriction?


A: To protect the rights of shareholders, federal laws require that investment companies adopt fundamental restrictions with respect to certain types of investments and practices pertaining to a fund's investment strategy. Fundamental investment restrictions can only be changed by a shareholder vote. Non-fundamental restrictions further define a mutual fund's policies and risk profile, but can be altered by a fund's board of trustees. Your Fund will still have all the fundamental investment restrictions required by federal law if the proposed changes are adopted.


                 Q: Why are some of these restrictions outdated?


A: Formerly state authorities had the ability to regulate the investment practices of investment companies, and often required the adoption of fundamental restrictions not required by federal law. These state mandates, however, were not consistently applied, changed repeatedly and did not always relate to the underlying objectives and policies of investment companies.
Consequently, state level authority was eliminated by the National Securities Markets Improvements Act of 1996. Many of your Fund's restrictions still reflect these obsolete regulations.


                Q: What are the benefits of the proposed changes?


Modernizing  the  investment   restrictions   will  give  your  Fund  additional
flexibility to respond to new opportunities in the evolving high-yield marketplace that match your Fund's investment objective and approach. Simplifying your Fund's investment restrictions will also provide a clearer and more concise picture of the characteristics and risks associated with your Fund.


                                Q: How do I vote?


Most shareholders typically vote by completing, signing and returning the enclosed proxy card using the postage-paid envelope provided. If you prefer to vote in person, you are cordially invited to attend a meeting of shareholders of your Fund, which will be held at 9:00 A.M. on December 9, 1998 at our 101 Huntington Avenue headquarters in Boston, Massachusetts. If you vote now, you will help avoid additonal solicitations at your Fund's expense.

                        JOHN HANCOCK HIGH YIELD BOND FUND
                      (a series of John Hancock Bond Trust)
                              101 Huntington Avenue
                                Boston, MA 02199

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD DECEMBER 9, 1998


This is the formal agenda for your fund's special meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of John Hancock High Yield Bond Fund:

A special meeting of shareholders of your fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 9, 1998 at 9:00 a.m., Eastern time, to consider the following:

1(a)-(n).      A proposal to amend the fund's investment restrictions. Your board of trustees recommends that you vote FOR this proposal.

2.             Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on September 16, 1998 are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. Please take a few minutes to vote now.

                                              By order of the board of trustees,
                                              Susan S. Newton
                                              Secretary

October 5, 1998

                               PROXY STATEMENT OF
                        JOHN HANCOCK HIGH YIELD BOND FUND
                      (a series of John Hancock Bond Trust)

This proxy statement contains the information you should know before voting on the proposals as summarized below.

High Yield Bond Fund will furnish without charge a copy of its Annual Report to any shareholder upon request. Shareholders who want to obtain a copy of the fund's report should direct all written requests to the attention of the fund, 101 Huntington Avenue, Boston, Massachusetts 02199 or should call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by the board of trustees of your fund to solicit proxies to be voted at a special meeting of shareholders of your fund. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, December 9, 1998 at 9:00 a.m., eastern time. The purpose of the meeting is to consider:

1(a)-(n).      A proposal to amend the fund's investment restrictions.

2.             Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to your fund's shareholders on or about October 5, 1998.

Who is Eligible to Vote?

Shareholders of record on September 16, 1998 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                           PROPOSALS 1(a) through 1(n)

                             AMENDMENT TO THE FUND'S
                             INVESTMENT RESTRICTIONS

         John Hancock Advisers, Inc. (the "adviser") and your board of trustees recommend that the following changes be made to modernize your fund's fundamental investment restrictions. They recommend eliminating several obsolete restrictions as well as amending and redesignating as non-fundamental a number of other restrictions. The purpose of this proposal is to provide your fund with a set of investment restrictions that reflect the current legal and investment environment. We are asking you to vote on these changes because the restrictions are fundamental and may be changed only with shareholder approval.

         The Investment Company Act of 1940 (the "1940 Act") requires mutual funds to adopt fundamental investment restrictions covering certain types of investment practices. However, your fund is also subject to a number of fundamental restrictions that are not required by the 1940 Act or any other current laws. These restrictions were adopted in the past to reflect certain regulatory, business or industry conditions which are no longer in effect, especially the "blue sky" laws formerly imposed by state securities regulations. It is also recommended that some of the fundamental restrictions be liberalized to the extent permitted under the 1940 Act in light of current interpretive positions of the staff of the Securities and Exchange Commission (the "SEC").

         The adviser expects that you will benefit from these proposed changes to the fund's fundamental investment restrictions in several ways. First, the high yield bond segment of the fixed income security marketplace continues to grow and evolve. Innovative new products, variations on existing products and new investment techniques are constantly being introduced. The adviser carefully evaluates all new investment opportunities to determine whether any would be suitable for the fund given its investment objective, policies and risk profile. The adviser believes that the proposed changes to the fund's fundamental restrictions will provide the fund with additional flexibility to respond more quickly to new developments and changing trends in the marketplace whenever the adviser determines that a response is both appropriate and prudent.

         Second, the proposed changes to the fund's investment restrictions are designed to produce a clearer and more concise set of restrictions. These revised restrictions parallel the investment restrictions of other funds managed by the adviser, which will facilitate the adviser's compliance efforts. Also, these revised restrictions should assist investors in understanding the characteristics and risks associated with this fund and will allow for more effective comparison to other mutual funds with similar investment objectives.

         Third, the proposed changes to the fund's fundamental restrictions may expand the range of investment opportunities and techniques available to manage the fund's portfolio. However, the fund has no current intention of changing its actual investment strategies as a result of these amendments. In addition, the fund's investment objective of maximizing current income without assuming undue risk remains the same.

                 Proposed Amendments to Investment Restrictions

         The table below sets forth the fund's current fundamental restrictions in the left hand column and the proposed amended restrictions in the right hand column. The current restrictions are presented in the same order as they are listed in the fund's statement of additional information. The amended restrictions, if approved, will be reordered in the fund's revised statement of additional information.

---------------- ---------------------------------------------        ---------------------------------------------

Proposal         Current Fundamental Restriction                               Amended Fundamental Restriction
---------------- ---------------------------------------------        ---------------------------------------------
1(a)             The Fund may not borrow money in an amount in        Amended as follows: The fund may not borrow
                 excess of 33-1/3% of its total assets, and           money, except: (i) for temporary or
                 then only as a temporary measure for                 short-term purposes or for the clearance of
                 extraordinary or emergency purposes (except          transactions in amounts not to exceed 33 1/3%
                 that it may enter into a reverse repurchase          of the value of the fund's total assets
                 agreement within the limits described in the         (including the amount borrowed) taken at
                 Prospectus or this Statement of Additional           market value; (ii) in connection with the
                 Information), or pledge, mortgage or                 redemption of fund shares or to finance
                 hypothecate an amount of its assets (taken at        failed settlements of portfolio trades
                 market value) in excess of 15% of its total          without immediately liquidating portfolio
                 assets, in each case taken at the lower of           securities or other assets; (iii) in order to
                 cost or market value. For the purpose of this        fulfill commitments or plans to purchase
                 restriction, collateral arrangements with            additional securities pending the anticipated
                 respect to options, futures contracts,               sale of other portfolio securities or assets;
                 options on futures contracts and collateral          (iv) in connection with entering into reverse
                 arrangements with respect to initial and             repurchase agreements and dollar rolls, but
                 variation margins are not considered a pledge        only if after each such borrowing there is
                 of assets.                                           asset coverage of at least 300% as defined in
                                                                      the 1940 Act; and (v) as otherwise permitted
                                                                      under the 1940 . Act. For purposes of this
                                                                      investment restriction, the deferral of
                                                                      trustees' fees and transactions in short
                                                                      sales, futures contracts, options on futures
                                                                      contracts, securities or indices and forward
                                                                      commitment transactions shall not constitute
                                                                      borrowing.
---------------- ---------------------------------------------        ---------------------------------------------

---------------- ---------------------------------------------        ---------------------------------------------
1(a)
contd.                                                                                   * * * *

                                                                      Explanation: The amended restriction does not
                                                                      change the maximum amount of money which the
                                                                      fund may borrow but makes more explicit
                                                                      certain exceptions to the general prohibition
                                                                      against borrowing. The amended restriction
                                                                      also affords the fund additional flexibility
                                                                      to borrow money for other than extraordinary
                                                                      or emergency purposes if the adviser
                                                                      determines such borrowing is in the best
                                                                      interests of the fund and is consistent both
                                                                      with the fund's investment objective and with
                                                                      the requirements of the 1940 Act.

                                                                                         * * * *

                                                                      The restriction in the second part of the
                                                                      existing restriction relating to the
                                                                      pledging, mortgaging or hypothecating of the
                                                                      fund's assets has been eliminated. This
                                                                      restriction was imposed on the fund by state
                                                                      securities regulations that no longer apply
                                                                      to the fund.
---------------- ---------------------------------------------        ---------------------------------------------
1(b)             The Fund may not underwrite securities issued         Amended as follows: The fund may not act as
                 by other persons except insofar as the Fund           an underwriter, except to the extent that in
                 may technically be deemed an underwriter              connection with the disposition of portfolio
                 under the Securities Act of 1933 in selling a         securities, the Fund may be deemed to be an
                 portfolio security.                                   underwriter for purposes of the Securities
                                                                       Act of 1933.

                                                                                             * * * *

                                                                       Explanation: The 1940 Act prohibits the fund
                                                                       from underwriting securities of other
                                                                       issuers. The amended restriction is
                                                                       substantively identical to the current
                                                                       restriction, but is rewritten to conform the
                                                                       restriction to the language of the other John
                                                                       Hancock Funds' restrictions.
---------------- ---------------------------------------------        ---------------------------------------------


---------------- ---------------------------------------------        ---------------------------------------------
1(c)             The Fund may not purchase or retain real             Amended and restated as two restrictions as
                 estate (including limited partnership                follows: The fund may not purchase, sell or
                 interests but excluding securities of                invest in real estate, but subject to its
                 companies, such as real estate investment            other investment policies and restrictions
                 trusts, which deal in real estate or                 may invest in securities of companies that
                 interests therein and securities secured by          deal in real estate or are engaged in the
                 real estate), or mineral leases, commodities         real estate business. These companies include
                 or commodity contracts (except contracts for         real estate investment trusts and securities
                 the future delivery of fixed income                  secured by real estate or interests in real
                 securities, stock index and currency futures         estate. The fund may hold and sell real
                 and options on such futures) in the ordinary         estate acquired through default, liquidation
                 course of its business. The Fund reserves the        or other distributions of an interest in real
                 freedom of action to hold and to sell real           estate as a result of the fund's ownership of
                 estate or mineral leases, commodities or             securities.
                 commodity contracts acquired as a result of
                 the ownership of securities.                         The fund may not invest in commodities or
                                                                      commodity futures contracts, except for
                                                                      transactions in financial derivative
                                                                      contracts, such as forward currency
                                                                      contracts; financial futures contracts and
                                                                      options on financial futures contracts;
                                                                      options on securities, currencies and
                                                                      financial indices; and swaps, caps, floors,
                                                                      collars and swaptions. The fund may not
                                                                      invest in commodities or commodity futures
                                                                      contracts, except for transactions in
                                                                      financial derivative contracts, such as
                                                                      forward currency contracts; financial futures
                                                                      contracts and options on financial futures
                                                                      contracts; options on securities, currencies
                                                                      and financial indices; and swaps, caps,
                                                                      floors, collars and swaptions.

                                                                      Explanation: The existing restriction
                                                                      contains two unrelated restrictions. These
                                                                      restrictions have been separated into two
                                                                      amended restrictions for improved clarity.
                                                                      The two amended restrictions are
                                                                      substantively identical to the existing
                                                                      restriction.
---------------- ---------------------------------------------        ---------------------------------------------


---------------- ---------------------------------------------        ---------------------------------------------
1(d)             The Fund may not invest in direct                    Eliminated (not required by the 1940 Act)
                 participation interests in oil, gas or other
                 mineral exploration or development programs.

                                                                      Explanation: This restriction was imposed on
                                                                      the fund by state securities regulations that
                                                                      no longer apply to the fund. The fund does
                                                                      not invest in direct participation interests
                                                                      in oil, gas or other mineral exploration or
                                                                      development programs as part of its
                                                                      investment strategy.
---------------- ---------------------------------------------        ---------------------------------------------
1(e)             The Fund may not make loans to other persons         Amended as follows: The fund may not make
                 except by the purchase of obligations in             loans, except that the fund (1) may lend
                 which the Fund is authorized to invest and by        portfolio securities in accordance with the
                 entering into repurchase agreements; provided        fund's investment policies up to 33 1/3% of
                 that the Fund may lend its portfolio                 the fund's total assets taken at market
                 securities not in excess of 30% of its total         value, (2) enter into repurchase agreements,
                 assets (taken at market value).                      and (3) purchase all or a portion of an issue
                                                                      of publicly distributed debt securities, bank
                 Not more than 10% of the Fund's total assets         loan participation interests, bank
                 (taken at market value) will be subject to           certificates of deposit, bankers'
                 repurchase agreements maturing in more than          acceptances, debentures or other securities,
                 seven days. For these purposes the purchase          whether or not the purchase is made upon the
                 of all or a portion of an issue of debt              original issuance of the securities.
                 securities shall not be considered the making
                 of a loan.                                                              * * * *

                                                                      Explanation: The first part of the existing
                                                                      restriction is not substantively changed, but
                                                                      has been rewritten to conform to a more
                                                                      modern phrasing of lending restrictions.

                                                                      The second part of the existing restriction
                                                                      is not required under the 1940 Act and has
                                                                      been eliminated. The fund's board has adopted
                                                                      a non-fundamental restriction which limits
                                                                      the fund's investments in illiquid securities
                                                                      to 15% of its net assets.
---------------- ---------------------------------------------        ---------------------------------------------


---------------- ---------------------------------------------        ---------------------------------------------
1(f)             The Fund may not purchase the securities of          Amended as follows: With respect to 75% of
                 any issuer if such purchase, at the time             the fund's total assets, the fund may not
                 thereof, would cause more than 5% of its             invest more than 5% of the fund's total
                 total assets (taken at market value) to be           assets in the securities of any single issuer
                 invested in the securities of such issuer,           or own more than 10% of the outstanding
                 other than securities issued or guaranteed by        voting securities of any one issuer, in each
                 the United States or any state or political          case other than (i) securities issued or
                 subdivision thereof, or any political                guaranteed by the U.S. Government, its
                 subdivision of any such state, or any agency         agencies or its instrumentalities or (ii)
                 or instrumentality of the United States, any         securities of other investment companies.
                 state or political subdivision thereof, or
                 any political subdivision of any such state.                            * * * *
                 In applying these limitations, a guarantee of
                 a security will not be considered a security         Explanation: The amended diversification
                 of the guarantor, provided that the value of         restriction will apply to 75% instead of 100%
                 all securities issued or guaranteed by that          of the fund's total assets. The 100%
                 guarantor, and owned by the Fund, does not           limitation is not required by the 1940 Act.
                 exceed 10% of the Fund's total assets. In            This change will allow the fund to invest up
                 determining the issuer of a security, each           to 25% of its total assets in the securities
                 state and each political subdivision agency,         of any one issuer, which will provide the
                 and instrumentality of each state and each           fund with additional flexibility to invest
                 multi-state agency of which such state is a          more significantly in certain issuers when
                 member is a separate issuer. Where securities        the adviser determines that an investment
                 are backed only by assets and revenues of a          presents a special opportunity for the fund.
                 particular instrumentality, facility or              This change would also increase the risks of
                 subdivision, such entity is considered the           investing in the fund because the fund would
                 issuer.                                              become more susceptible to events that effect
                                                                      individual issuers.
---------------- ---------------------------------------------        ---------------------------------------------
1(g)             The Fund may not invest in companies for the         Reclassified as a non-fundamental restriction
                 purpose of exercising control or management.         (not required to be fundamental by the 1940
                                                                      Act).

                                                                                             * * * *

                                                                      Explanation: The board has adopted a
                                                                      non-fundamental policy to prohibit the fund
                                                                      from investing in companies for the purpose
                                                                      of exercising control or management of any
                                                                      company.
---------------- ---------------------------------------------        ---------------------------------------------




---------------- ---------------------------------------------        ---------------------------------------------
1(h)             The Fund may not purchase or retain in its           Eliminated (not required by the 1940 Act).
                 portfolio any securities issued by an issuer
                 any of whose officers, directors, trustees or                           * * * *
                 security holders is an officer or Trustee of
                 such Fund, or is a member, partner, officer          Explanation: This restriction was imposed by
                 or Director of the Adviser, if after the             state securities regulations that no longer
                 purchase of the securities of such issuer by         apply to the fund. This restriction is not
                 the Fund one or more of such persons owns            necessary because principal transactions (the
                 beneficially more than 1/2 of 1% of the              direct purchase or sale of securities for a
                 shares or securities, or both, all taken at          person's own account) with affiliated persons
                 market value, of such issuer, and such               (persons who have an existing relationship
                 persons owning more than 1/2 of 1% of such           with the fund, such as any employee, officer
                 shares or securities together own                    or trustee of the fund) are already
                 beneficially more than 5% of such shares or          restricted by the 1940 Act.
                 securities, or both, all taken at market
                 value.
---------------- ---------------------------------------------        ---------------------------------------------
1(i)             The Fund may not purchase any securities or          Amended and reclassified as a non-
                 evidences of interest therein on margin,             fundamental restriction (not required to be
                 except that the Fund may obtain such                 fundamental by the 1940 Act).
                 short-term credit as may be necessary for the
                 clearance of purchases and sales of                                     * * * *
                 securities and the Fund may make deposits on
                 margin in connection with futures contracts          Explanation: The board has adopted a
                 and related options.                                 non-fundamental restriction prohibiting the
                                                                      fund from purchasing securities on margin.
                                                                      The non-fundamental restriction is
                                                                      substantively identical to the existing
                                                                      fundamental restriction.
---------------- ---------------------------------------------        ---------------------------------------------
1(j)             The Fund may not sell any security which the         Eliminated (not required by the 1940 Act).
                 Fund does not own unless by virtue of its
                 ownership of other securities it has at the                             * * * *
                 time of sale a right to obtain securities
                 without payment of further consideration             Explanation: Elimination of this restriction
                 equivalent in kind and amount to the                 means that the fund may engage in short sales
                 securities sold and provided that if such            to the extent permitted by the 1940 Act. The
                 right is conditional the sale is made upon           fund does not engage in short sales as part
                 equivalent conditions.                               of its investment strategy and has no current
                                                                      intention to do so.
---------------- ---------------------------------------------        ---------------------------------------------


---------------- ---------------------------------------------        ---------------------------------------------
1(k)             The Fund may not knowingly invest in                 Eliminated (not required by the 1940 Act).
                 securities which are subject to legal or
                 contractual restrictions on resale or for                               * * * *
                 which there is no readily available market
                 (e.g., trading in the security is suspended          Explanation: As noted in Proposal 1(e) above,
                 or market makers do not exist or will not            the fund's board has adopted a
                 entertain bids or offers), except for                non-fundamental restriction limiting the
                 repurchase agreements, if, as a result               fund's investments in illiquid securities to
                 thereof more than 10% of the Fund's total            15% of its net assets.
                 assets (taken at market value) would be so
                 invested.
---------------- ---------------------------------------------        ---------------------------------------------
1(l)             The Fund may not issue any senior security           Amended as follows: The fund may not issue
                 (as that term is defined in the [1940 Act])          senior securities, except to the extent
                 if such issuance is specifically prohibited          permitted by the 1940 Act.
                 by the [1940 Act] or the rules and
                 regulations promulgated thereunder. For the                             * * * *
                 purpose of this restriction, collateral
                 arrangements with respect to options, futures        Explanation: This restriction has been
                 contracts and options on futures contracts           amended for improved clarity, but has not
                 and collateral arrangements with respect to          been substantively changed.
                 initial and variation margins are not deemed
                 to be the issuance of a senior security.
---------------- ---------------------------------------------        ---------------------------------------------
1(m)             The Fund may not invest more than 25% of its         Amended as follows: The fund may not purchase
                 total assets (taken at market value) in the          the securities of issuers conducting their
                 securities of issuers engaged in any one             principal activity in the same industry if,
                 industry, except that the Fund may invest up         immediately after such purchase, the value of
                 to 40% of the value of its total assets in           its investments in such industry would equal
                 the securities of issuers engaged in the             or exceed 25% of its total assets taken at
                 electric utility and telephone industries.           market value at the time of such purchase,
                 The Adviser follows a policy of not causing          except that (i) the fund may invest up to 40%
                 the Fund to invest more than 25% of its total        of the value of its total assets in the
                 assets. Obligations issued or guaranteed by          securities of issuers engaged in the electric
                 the U.S. Government or its agencies and              utility and telephone industries and (ii)
                 instrumentalities are not subject to the             this limitation does not apply to investments
                 foregoing 25% limitation. The Adviser follows        in obligations of the U.S. Government or any
                 a policy of not causing the Fund to invest           of its agencies or instrumentalities. The
                 more than 25% of its total assets in the             fund may not concentrate its investments in
                 securities of issuers engaged in the electric        the securities of issuers engaged in the
                 utility industry or the telephone industry
                 unless yields available for four consecutive
                 weeks in the four highest rating categories
                 on new issue bonds in this
---------------- ---------------------------------------------        ---------------------------------------------


---------------- ---------------------------------------------        ---------------------------------------------
1(m)contd.       industry (issue size of $50 million or more)         electric utility industry or the telephone
                 have averaged greater than the yields of new         industry unless yields available for four
                 issue long-term industrial bonds similarly           consecutive weeks in the four highest rating
                 rated (issue size of $50 million or more)            categories on new issue bonds in either
                 and, in the opinion the Adviser, the relative        industry (issue size of $50 million or more)
                 return available from the electric utility or        have averaged greater than the yields of new
                 telephone industry and the relative risk,            issue long-term industrial bonds similarly
                 marketability, quality and availability              rated (issue size of $50 million or more)
                 of securities of this industry justifies such        and, in the opinion the adviser, the utility
                 an investment. Obligations issued or                 or telephone industry and the relative risk,
                 guaranteed by the U.S. Government or its             marketability, quality and availability of
                 agencies and instrumentalities relative              securities of this industry justifies such an
                 return available from the electric are not           investment.
                 subject to the foregoing 25% limitation. In
                 addition, for purposes of this limitation,                              * * * *
                 determinations of what constitutes an
                 industry are made in accordance with specific        Explanation: The 1940 Act requires that the
                 industry codes set forth in the Standard             fund adopt a fundamental restriction with
                 Industrial Classification Manual and without         respect to concentrating its investments in
                 considering groups of industries (e.g., all          particular industries. However, the 1940 Act
                 utilities, to be an industry).                       does not require that the concentration
                                                                      restriction reference how industry
                                                                      classifications are determined and that part
                                                                      of the restriction has been eliminated.
---------------- ---------------------------------------------        ---------------------------------------------
1(n)             The Fund may not purchase securities of any          Amended and incorporated into Proposal
                 (other than securities issued or guaranteed          by the 1(f).
                 issuer U.S. Government or its agencies or
                 instrumentalities) if such purchase, at the          Explanation: This restriction has been
                 time thereof, would cause the Fund to hold           incorporated into the diversification policy
                 more than 10% of any class of securities of          listed in Proposal 1(f) above. The amended
                 such issuer. For this purpose, all                   restriction remains substantively identical
                 indebtedness of an issuer shall be deemed a          but will apply to 75% instead of 100% of the
                 single class and all preferred stock of an           fund's total assets.
                 issuer shall be deemed a single class.
---------------- ---------------------------------------------        ---------------------------------------------

                       BOARD EVALUATION AND RECOMMENDATION

The trustees believe that the proposed amendments to the fund's restrictions will more clearly reflect current regulatory practice and will expand the investment opportunities available to the fund. Accordingly, the trustees recommend that you approve the proposal to change the fund's fundamental investment restrictions as described above.

If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.

The trustees of your fund recommend that the shareholders of your fund vote for the proposal to amend the fund's investment restrictions.


                         VOTING RIGHTS AND REQUIRED VOTE

Each share of your fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the fund are present or represented by proxy, or

(2)      more than 50% of the outstanding shares of the fund.

Shares of your fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.


                       INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the trustees, officers and employees of your fund; by personnel of the adviser, the fund's principal distributor, John

Hancock Funds, and the fund's transfer agent, John Hancock Signature Services, Inc., or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $_______, which will be paid by the Fund.

The mailing address of the fund, the adviser and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts, 02199.

Revoking Proxies

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

         o By filing a written notice of revocation with your fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of September 16, 1998, _____________ Class A shares __________ and Class B shares of beneficial interest of the fund were outstanding. Only shareholders of record on September 16, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The fund's board of trustees knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

Telephone Voting

In addition to soliciting proxies by mail, by fax or in person, the fund may also arrange to have votes recorded by telephone by officers and employees of the fund or by personnel of the adviser or transfer agent. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

         o A shareholder will be called on a recorded line at the telephone number in the fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

         o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

         o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

         o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

         o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.


                        OWNERSHIP OF SHARES IN THE FUNDS

To the knowledge of the fund, as of September 16, 1998, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your fund.

[Insert table of 5% and less than 5% shareholders here]

As of September 16, 1998, the trustees and officers of the fund owned in the aggregate less than 1% of the outstanding shares of the fund.

Form of Proxy Card [FRONT]
--------------------------------------------------------------------------------
                                                                           PROXY

                        JOHN HANCOCK HIGH YIELD BOND FUND
                       A SERIES OF JOHN HANCOCK BOND TRUST

         The undersigned holder of shares of beneficial interest of John Hancock High Yield Bond Fund hereby constitutes and appoints Anne C. Hodsdon, James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the fund to be held on Wednesday, December 9, 1998 at the offices of the fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., eastern time, and at any and all adjournments thereof, relating to all shares of the fund held by the undersigned or relating to all shares of the fund held by the undersigned which the undersigned would be entitled to vote or act with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

ITEMS 1(a)-(n):   To amend the fund's investment restrictions.

     For All                       Against All                    For All Except

If you do not wish to direct the voting of your shares "For" a particular proposed change, mark the "For All Except" box and check the "Against" box next to the proposed change(s) listed below. Your shares will be voted "For" the remaining proposed changes.

ITEM 1(a): To amend the fund's investment restriction on borrowing money.                            Against
ITEM 1(b): To amend the fund's investment restriction on underwriting securities.                    Against
ITEM 1(c): To amend the fund's investment restriction on purchasing real estate and commodities.     Against
ITEM 1(d): To eliminate the fund's investment restriction on direct investments in oil, gas or       Against
other mineral exploration ventures.
ITEM 1(e): To amend the fund's investment restriction on making loans.                               Against
ITEM 1(f): To amend the fund's investment restriction on portfolio diversification.                  Against
ITEM 1(g): To eliminate the fund's fundamental investment restriction on investing for the           Against
purpose of exercising control and reclassify the restriction as non-fundamental.
ITEM 1(h): To eliminate the fund's investment restriction on investing in affiliated companies.      Against
ITEM 1(i): To eliminate the fund's fundamental investment restriction on purchasing securities       Against
on margin and reclassify the restriction as non-fundamental.
ITEM 1(j): To eliminate the fund's investment restriction on short sales.                            Against
ITEM 1(k): To eliminate the fund's investment restriction on investing in restricted securities.     Against
ITEM 1(l): To amend the fund's investment restriction on issuing senior securities.                  Against
ITEM 1(m): To amend the fund's investment restriction on concentration.                              Against
ITEM 1(n): To amend the fund's investment restriction on diversification with respect to             Against
investments in any one issuer.

Form of Proxy Card [REVERSE]
--------------------------------------------------------------------------------
         Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

                  o Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

                  o Please sign exactly as your name or names appear in the box on the left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                  o If a corporation, please sign in full corporate name by president or other authorized officer.

                  o If a partnership, please sign in partnership name by authorized person.

                  Date ______________________________________________ , 1998
                  __________________________________________________________
                  __________________________________________________________


                  This proxy is solicited by the board of trustees